AZZAD

THE AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated November 1, 2002

The Azzad Funds board of directors has approved a new investment option, effective immediately, on April 12, 2003. This option waives the initial minimum investment of $500 if the investor initiates an automatic investment plan or ACH with a monthly minimum of $50.  This change will not affect the status of your account or your investment in the Azzad Funds

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AZZAD FUNDS

8869 Brecksville RD ·  Suite C  ·  Cleveland, Ohio 44141 · USA

888-350-3369 or 440-922-0066

Fax: 440-922-0110  ·  www.azzadfund.com

Azzad Asset Management, Inc. · Advisor to the Azzad Funds · Distributed by Lloyd, Scott & Valenti, Ltd.